EXHIBIT 10.44

EIGHTH AMENDMENT TO CREDIT AGREEMENT
This Eighth Amendment to Credit Agreement (this “Eighth Amendment”) is made as of this 25th day of January, 2012 by and among:
THE CHILDREN’S PLACE RETAIL STORES, INC., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS party hereto;
the GUARANTORS party hereto;
the LENDERS party hereto; and
WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Credit Agreement (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”) dated as of July 31, 2008 by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;
WHEREAS, the Lead Borrower has informed the Agent that it intends to implement the Canadian Restructuring (as defined below) and has requested that the Agents and the Required Lenders amend and waive certain provisions of the Credit Agreement to permit the Canadian Restructuring, including permitting the incurrence of Indebtedness pursuant to the Canadian Note (as defined below), and the Agents and the Required Lenders are willing to amend and waive such provisions subject to the terms and conditions set forth herein; and
WHEREAS, the Loan Parties, the Agents and the Lenders have agreed to amend certain terms and conditions of the Credit Agreement as set forth herein.
NOW, THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.
Consent to the Canadian Restructuring. Pursuant to Section 8.01(b)(i) if any Loan Party fails to perform or observe any term, covenant or agreement contained in Article VII of the Credit Agreement it shall constitute an immediate Event of Default. The Borrowers believe that the following negative covenants set forth in Article VII of the Credit Agreement are implicated by the proposed Canadian Restructuring and the incurrence of Indebtedness pursuant to the Canadian Note: Sections 7.02 (Investments), 7.03 (Indebtedness), 7.04 (Fundamental Changes), 7.05 (Dispositions), 7.07 (Payments and Prepayments of Indebtedness), 7.09 (Transactions with Affiliates) and 7.12 (Amendments to Material Documents) (collectively, the “Implicated Negative Covenants”). The Borrowers have requested that, notwithstanding the provisions of Implicated Negative Covenants or any other provisions of the Credit Agreement to the contrary, the Agents and the Lenders permit the Borrowers to effectuate the Canadian Restructuring and incurrence of Indebtedness pursuant to the Canadian Note. The Borrowers hereby represent and warrant to the Agents and the Lenders that the Borrowers have provided the Agents with all the documentation relating to the Canadian Restructuring and the Canadian Note. Pursuant to the foregoing representation and warranty of the Borrowers, and subject to the conditions set forth in Section 7 of this Eighth Amendment, notwithstanding the provisions of the Implicated Negative Covenants or any other provision of the Credit Agreement to the contrary, the Agents and the Required Lenders hereby consent to the Canadian Restructuring and the incurrence of Indebtedness pursuant to the Canadian Note.

3.	Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)
The definition of “Permitted Disposition” is amended deleting the word “and” at the end of clause (h), replacing the “.” at the end of clause (i) with “; and”, and inserting the following new clause (j):

“(j)    sales, transfers and Dispositions in connection with the Canadian Restructuring.”

(b)	Clause (i) of the definition of “Permitted Indebtedness” is deleted in its entirety and replaced with the following:
“(i)     the Canadian Note, as in effect on the Eighth Amendment Effective Date;”

(c)	The definition of “Permitted Investments” is amended as follows by deleting clause (g) and (i) in their entirety and replacing them with the following:
“(g) (i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by any Loan Party and its Subsidiaries in any other Loan Party (provided that the Lead Borrower shall be permitted to make additional Investments in Twin Brook in an aggregate amount not to exceed $750,000 in any Fiscal Year), (iii) additional Investments by any Loan Party in Subsidiaries that are not Loan Parties not to exceed $1,000,000 in the aggregate in any Fiscal Year, and (iv) any Investment in connection with the Canadian Restructuring;”
“(i)    intercompany loans and advances or other intercompany Indebtedness permitted pursuant to clauses (b), (c), (e), (i) and (j) of the definition of Permitted Indebtedness;”

(d)	The definition of “Pledge Agreement” is deleted in its entirety and replaced with the following:
“Pledge Agreement” means the Amended and Restated Pledge Agreement, dated as of the Eighth Amendment Effective Date, among Lead Borrower, The Children’s Place Canada Holdings, Inc., TCP IH I, LLC, TCP IH II, LLC and the Collateral Agent, as amended and in effect from time to time.

(e)	The following new definitions are inserted in Article I of the Credit Agreement in appropriate alphabetical order:

(i)
“Canadian Note” means that certain Unsecured Promissory Note, dated January 27, 2012, in an original principal amount of $100,000,000, made by TCP International Holdings, LP in favor of TCP Canada Holdings, LP in connection with the Canadian Restructuring, the obligations under which were assumed by TCP International Financing, SARL in connection with the Canadian Restructuring.

(ii)
“Canadian Restructuring” means the series of transactions described on Annex A to the Eighth Amendment resulting in the organizational structure reflected in the chart attached as Schedule 1 to such Annex I.

(iii)
“Eighth Amendment” means the Eighth Amendment to Credit Agreement dated as of January 25, 2012 by and among the Borrowers, the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, and Swing Line Lender.

(iv)	“Eighth Amendment Effective Date” means January 25, 2012.

(v)
“TCP Canada Holdings, LP” means TCP Canada Holdings, LP, an Alberta limited partnership, the general partner of which is The Children’s Place Canada Holdings, Inc. and the limited partner of which is TCP IH I, LLC.

(vi)	“TCP IH I, LLC” means TCP IH I, LLC, a Delaware limited liability company, the sole member of which is The Children’s Place Canada Holdings, Inc.

(vii)	“TCP IH II, LLC” means TCP IH II, LLC, a Delaware limited liability company, the sole member of which is The Children’s Place Canada Holdings, Inc.

(viii)	“TCP International Financing, SARL” means TCP International Financing, SARL, a Luxembourg société à responsabilité limitée.

(ix)
“TCP International Holdings, LP” means TCP International Holdings, LP, an Alberta limited partnership, the general partner of which is The Children’s Place Canada Holdings, Inc. and the limited partners of which upon completion of the Canadian Restructuring are TCP Canada Holdings, LP and TCP IH I, LLC.

(x)	“TCP Investment Canada I Corp.” means TCP Investment Canada I Corp., a Nova Scotia unlimited liability company.

(xi)	“TCP Investment Canada II Corp.” means TCP Investment Canada II Corp., a Nova Scotia unlimited liability company.

(xii)	“The Children's Place Canada Holdings, Inc.” means The Children's Place Canada Holdings, Inc., a Delaware corporation and a wholly owned Subsidiary of the Lead Borrower.

4.	Amendment to Article VII. Section 7.09 of the Credit Agreement, “Transactions with Affiliates”, is hereby deleted in its entirety and replaced with the following:
“7.09    Transactions with Affiliates. Enter into, renew, extend or be a party to any transaction of any kind with any Affiliate of any Loan Party, except for: (a) transactions that are in the ordinary course of business, upon fair and reasonable terms, that are fully disclosed to the Administrative Agent, and that are no less favorable to the Loan Parties than would be obtainable by the Loan Parties at the time in a comparable arm’s length transaction with a Person other than an Affiliate; (b) payment of insurance premiums to Twin Brook in an aggregate amount not to exceed $750,000 in any Fiscal Year; (c) transactions between the Lead Borrower and Services Company in the ordinary course of business; (d) intercompany loans and advances or other intercompany Indebtedness permitted pursuant to clauses (b), (c), (e), (i) and (j) of the definition of Permitted Indebtedness; and (e) intercompany Investments permitted pursuant to clauses (g), (h), (i) and (m) of the definition of Permitted Investments.”

5.
Amendment to Schedules. The Schedules to the Credit Agreement are amended and restated by incorporating the Amended and Restated Schedules to the Credit Agreement attached as Exhibit A to the Joinder Documents (as defined below). The Schedules to the Security Agreement are amended and restated by incorporating the Amended and Restated Schedules to the Security Agreement attached as Exhibit B to the Joinder Documents.

6.	Ratification of Loan Documents; Waiver of Claims.

(a)	Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan

Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)
Each of the Loan Parties hereby acknowledges and agrees that there is no basis or set of facts on the basis of which any amount (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

(c)
Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any Loan Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agents or any Lender, or their respective affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Eighth Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES the Agents and each Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

7.
Conditions to Effectiveness. This Eighth Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)	The Administrative Agent shall have received counterparts of this Eighth Amendment duly executed and delivered by each of the parties hereto.

(b)
All corporate and shareholder action on the part of the Loan Parties and all consents and approvals necessary for the valid execution, delivery and performance by the Loan Parties of this Eighth Amendment and the Joinder Documents shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)	The Administrative Agent shall have received, reviewed and be reasonably satisfied with all documentation relating to the Canadian Restructuring and the Canadian Note, including, without limitation, an updated organization structure chart showing the post-Canadian Restructuring structure.

(d)
TCP IH I, LLC, TCP IH II, LLC and the Loan Parties shall have delivered to the Administrative Agent, a duly executed Joinder Agreement, in the form of Exhibit A hereto (together with each deliverable due thereunder) and TCP IH I, LLC, TCP IH II, LLC and the Loan Parties shall have otherwise complied with Section 6.12 of the Credit Agreement and Section 4.14 of the Security Agreement to the reasonable satisfaction of the Administrative Agent (the “Joinder Documents”).

(e)	The Administrative Agent shall have received a fully executed Amended and Restated Pledge Agreement, in the form of Exhibit B hereto.

(f)	After giving effect to this Eighth Amendment, no Default or Event of Default shall have occurred and be continuing.

(g)
There shall be no material misstatements in the materials furnished by the Loan Parties to the Agent or the Lenders prior to closing of this Eighth Amendment, or in representations or warranties of the Loan Parties made in the Credit Agreement. The Agent shall be satisfied that any financial statements delivered to it fairly present the business and financial condition of the Borrowers and their Subsidiaries, taken as a whole, as of the date thereof and for the periods covered thereby, and that there has been no material adverse change in the assets, business, financial condition or income of the Borrowers and their subsidiaries, taken as a whole, since the date of the most recent Financial Statements delivered to the Agent. The Agent shall be satisfied that any projections delivered to it represent the Borrowers’ good faith estimate of their future financial performance and were prepared on the basis of assumptions believed by the Borrowers to be fair and reasonable in light of current business conditions at the time such projections were prepared.

(h)	All fees payable to the Agents and the Lenders on or before the Eighth Amendment Effective Date shall have been paid.

(i)
The Agent shall have been reimbursed by the Loan Parties for all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution, and delivery of this Eighth Amendment and related documents. The Loan Parties hereby acknowledge and agree that the Administrative Agent may charge the Loan Account to pay such costs and expenses.

8.
Post-Closing Covenant. Within 6 Business Days of the Eighth Amendment Effective Date, the Administrative Agent shall have received a written legal opinion of the Loan Parties’ counsel, addressed to the Administrative Agent, the Collateral Agent and the other Credit

Parties, covering such matters relating to this Eighth Amendment, the Joinder Documents, the Amended and Restated Pledge Agreement and/or the transactions contemplated thereby, as the Administrative Agent may reasonably request. Failure to comply with the Post-Closing Covenant contained in this Section 8 shall constitute an immediate Event of Default under the Credit Agreement.

9.	Miscellaneous.

(a)
This Eighth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Eighth Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

(b)
This Eighth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)
Any determination that any provision of this Eighth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Eighth Amendment.

(d)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Eighth Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Eighth Amendment.

(e)	THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have hereunto caused this Eighth Amendment to be executed and their seals to be hereto affixed as of the date first above written.
THE CHILDREN’S PLACE RETAIL STORES, INC., as Lead Borrower and as a Borrower
By: ___/s/ John E. Taylor________________
Name:    John E. Taylor
Title:     Vice President, Finance and Treasurer

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a Borrower
By: ___/s/ John E. Taylor________________
Name:    John E. Taylor
Title:     Vice President, Finance and Treasurer
THE CHILDRENSPLACE.COM, INC., as a Guarantor
By: ___/s/ John E. Taylor________________
Name:    John E. Taylor
Title:     Vice President, Finance and Treasurer
THE CHILDREN’S PLACE (VIRGINIA), LLC, as a Guarantor
By: ___/s/ John E. Taylor________________
Name:    John E. Taylor
Title:     Vice President, Finance and Treasurer

THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor
By: ___/s/ John E. Taylor________________
Name:    John E. Taylor
Title:     Vice President, Finance and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, Swing Line Lender and as a Lender

By: ____/s/ Michele L. Ayou____________
Name: _Michele L. Ayou_______________
Title: __Authorized Signatory ___________

BANK OF AMERICA, N.A., as a Lender
By: __/s/ Kathleen Dimock______________
Name: __Kathleen Dimock______________
Title: ___Managing Director_____________

HSBC BANK (USA), N.A., as a Lender

By: __/s/ Darren Pinsker________________
Name: __Darren Pinsker________________
Title: ____SVP_______________________

JPMORGAN CHASE BANK, N.A., as a Lender

By: __/s/ Donna DiForio______________
Name: __Donna DiForio_____________
Title: ___Authorized Officer__________